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                                                                   Exhibit 10.1A
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                               AMENDMENT TO THE
                      AMERICAN TOWER SYSTEMS CORPORATION
                            1997 STOCK OPTION PLAN
                  (AS AMENDED AND RESTATED ON APRIL 27, 1998)

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                        As adopted by resolution of the
                      Board of Directors on March 9, 2000
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1.  Section 3 of the American Tower Systems Corporation 1997 Stock Option Plan
(as amended and restated on April 27, 1998) (the "1997 Plan") is amended by deleting the number "15,000,000" and inserting the number "24,000,000."

2. Except as hereinabove amended, the provisions of the 1997 Plan shall remain in full force and effect.